ANNUAL REPORT


                                   [DCM LOGO]



                                 DCM GROWTH FUND







                               September 30, 2002

                                                                October 28, 2002

Dear Fellow Shareholder:

Well, last quarter was a lot of fun. Although we easily outperformed our benchmarks for the quarter, for the fiscal year and for the year-to-date, we find little joy in proclaiming we lost less than our peers.* Stock prices continued their volatile path downward, dropping more this past quarter than the October 1987 crash quarter and interest rates continued to fall reaching new 44 year lows. Many of the stocks in our portfolio experienced declines in their share prices despite the fact that their earnings increased. It seems that our old friend Mr. Market, a very emotional investor, if you recall, has been out buying and selling in a frenzy.

Mr. Market is so passionate that many, including the media, are convinced that he must be right. Mr. Market doesn't need to read financial statements. He gets all the information he needs from watching TV and reading the local paper. When it was announced unemployment went down in August, Mr. Market bought some stocks. But the next day when July's unemployment rate was revised higher, Mr. Market rushed to sell the stocks he just bought. Then, when Iraq agreed to let the inspectors in, Mr. Market again rushed to buy his stocks back only to later sell them again after he learned that Iraq set conditions on the inspectors return. And this goes on, all day everyday. Do we think Mr. Market should be managing our portfolios?

Thankfully, we are cold-blooded, unemotional investors who love to take advantage of Mr. Market's ever-changing, momentary feelings of euphoria and despair. We look to Mr. Market for his money, not his guidance. We understand that to succeed we need to avoid catching the super-contagious emotions of Mr. Market and inoculate ourselves with good business sense. For example, we can easily see how the current gloomy headlines in the news have caused many to rush out to sell stocks. But the fear arising from war, terrorism, recession, and criminal fraud, though understandable, will not serve us well in making financial decisions.

We can't promise you everything we do will be perfect, but we can promise you that we'll keep our head on straight. It seems logical to us that things are never as good as they seem and things are never as bad as they seem. So, when Mr. Market dumps all of his stocks at any price, just as he did in 1973, 1974, and October 1987, we'll buy them and wait for him to offer us a lot more when he is feeling better. It sounds like Mr. Market forgot the old saying about those who forget the lessons of history are doomed to repeat them.

Bottom line, we are willing to look wrong today to be right tomorrow. It would be easy for us to follow the herd and do the "popular" thing, but we know the path to your long-term financial security, and we don't believe it is to blindly follow the herd as they stampede over the cliff.

We will continue to invest in those securities that can add value to your portfolio. We believe the recent decline in interest rates is unsustainable and liken it to the move made by technology stocks in early 2000: people now buying into the hot bond mutual funds will look back a year or two from now and wonder how they did not see the bubble.

With respect to stocks, we are taking advantage of the bear market by investing in those well-run, low debt, high cash flow businesses that are currently out of favor. We are finding some wonderful bargains at this storewide sale where many businesses are being let go for 30% to 50% off our "unemotional" assessment of their inherent value. Why is it that people like to buy cars when the prices go down but like to buy stocks only when the prices go up?

As we finish this letter, the stock market has just experienced its biggest 4-day rally since 1933 (up over 12% from 10/10/02-10/15/02), proof that Mr. Market is alive and well.

We know these are troubling times and we feel you should not spend your time worrying about your portfolio. That is our job. We take it seriously and know it is real money. Unlike Wall Street pundits and analysts, we do eat our own cooking: we are the largest shareholders in the fund and we continue to invest.

Sincerely,

                       /S/ MARK DERBY                      /S/ JON DERBY
                       --------------                      -------------
                       Mark Derby                          Jon Derby

The views expressed are as of October 28, 2002 and are those of the advisor, Derby Capital Management. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally or the DCM Growth Fund.

*DCM GROWTH FUND PERFORMANCE SUMMARY - FOR PERIOD ENDED SEPTEMBER 30, 2002

                                                                      ANNUALIZED
                                             CALENDAR                    SINCE
                                   1 YEAR     YTD (1)    3 MONTHS (1)  INCEPTION
                                                                          (2)
--------------------------------------------------------------------------------

The DCM Growth Fund               -11.06%    -23.41%       -10.79%       -16.89%
S & P 500 Index(3)                -21.68%    -28.99%       -17.63%       -13.76%
Russell 1000 Growth Index(4)      -22.51%    -32.70%       -15.05%       -20.33%
NASDAQ Composite Index(5)         -21.77%    -39.89%       -19.89%       -25.48%
--------------------------------------------------------------------------------

(1) Total return figures are not annualized, as they may not be r epresentative of the total return for the year.
(2)  Inception date is October 19, 1999.
(3) The Standard & Poor's 500 Index ("S&P 500 Index") is a market capitalization-weighted measure of 500 widely held common stocks. Please note, an investor may not invest directly in an index.
(4) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note, an investor may not invest directly in an index.
(5) The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note, an investor may not invest directly in an index.

Data Source: Lipper Inc.

Past performance is no guarantee of future performance. The investment return and the Fund's Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's total return figures include the reinvestment of dividends and capital gain distributions, if any. Total return figures may have been lower had the advisor not waived a portion of its fees.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENTS
              IN THE DCM GROWTH FUND VS. THE S&P 500 INDEX AND THE
                             NASDAQ COMPOSITE INDEX
                                  (UNAUDITED)

Hypothetical illustration of $10,000 invested in the DCM Growth Fund at inception on October 19, 1999 compared to the Standard & Poor's 500 Index ("S&P 500 Index") and the NASDAQ Composite Index. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, redemption value may be more or less than the original cost. Total return would have been lower had the advisor not waived a portion of its fees.


DCM Growth Fund          $5,790
S&P 500 Index            $6,720
NASDAQ Composite         $4,362

                         DCM GROWTH FUND     S&P 500 (ND)         NASDAQ
                         ---------------     ------------         ------
                            ENDING              ENDING            ENDING
                            VALUE               VALUE             VALUE
--------------------------------------------------------------------------
Oct. 19, 1999              10,000              10,000             10,000
Mar. 31, 2000              12,400              11,946             17,011
Sep. 30, 2000              10,060              11,516             13,664
Mar. 31, 2001               7,420               9,356              6,847
Sep. 30, 2001               6,510               8,450              5,576
Mar. 31, 2002               7,420               9,379              6,866
Sep. 30, 2002               5,790               6,720              4,362






                                DCM GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2002

                                                                          Market
    Shares                       Security                                 Value
--------------------------------------------------------------------------------

             COMMON STOCK - 83.85%
             CONSUMER DISCRETIONARY - 21.23%
             MEDIA -14.02%
    22,511   AOL Time Warner, Inc.+                                   $  263,379
    13,909   Clear Channel Communications, Inc.+                         483,338
     3,530   Gannett, Inc.                                               254,795
                                                                      ----------
                                                                       1,001,512
                                                                      ----------
             RETAILING - 7.21%
     7,491   Home Depot, Inc                                             195,515
    11,302   Regis Corp.                                                 319,734
                                                                      ----------
                                                                         515,249
                                                                      ----------

             FINANCIALS - 36.04%
             DIVERSIFIED FINANCIALS - 31.64%
    10,000   American Express Co.                                        311,800
     5,129   Bank of New York, Inc.                                      147,407
    18,432   Citigroup, Inc.                                             546,509
     4,250   Goldman Sachs Group, Inc.                                   280,627
    14,287   Washington Mutual, Inc.                                     449,612
    10,891   Wells Fargo & Co.                                           524,511
                                                                      ----------
                                                                       2,260,466
                                                                      ----------

             INSURANCE - 4.40%
     5,146   American International Group, Inc.                          281,486
       796   Travelers Property Casualty Inc., Class A Shares+            10,507
     1,636   Travelers Property Casualty Inc., Class B Shares+            22,135
                                                                      ----------
                                                                         314,128
                                                                      ----------

             HEALTHCARE - 5.08%
             PHARMACEUTICALS & BIOTECHNOLOGY - 5.08%
    12,500   Pfizer, Inc.                                                362,750
                                                                      ----------

             INDUSTRIALS - 15.37%
             CAPITAL GOODS - 5.11%
    14,801   General Electric Co.                                        364,844
                                                                      ----------

             COMMERCIAL SERVICES & SUPPLIES - 10.26%
     8,342   Automatic Data Processing, Inc.                             290,051
     8,956   Bisys Group, Inc.+                                          149,655
     6,970   H&R Block, Inc.                                             292,810
                                                                      ----------
                                                                         732,516
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.





                                 DCM GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2002 (CONTINUED)


                                                                          Market
    Shares                       Security                                 Value
--------------------------------------------------------------------------------

             INFORMATION TECHNOLOGY - 6.13%
             SOFTWARE & SERVICES - 3.98%
     6,500   Microsoft Corp.+                                         $  283,985
                                                                      ----------

             TECHNOLOGY HARDWARE & INSTRUMENTS - 2.15%
    10,800   Flextronics International Ltd.+                              75,298
     5,620   Intel Corp.                                                  78,062
                                                                      ----------
                                                                         153,360
                                                                      ----------

             TOTAL COMMON STOCK
             (Cost $9,032,944)                                         5,988,810
                                                                      ----------

FACE AMOUNT
-----------
             SHORT TERM INVESTMENTS - 15.12%
$1,080,000   Federal Home Loan Bank, 0.000% due 10/1/02
               (Cost $1,080,000)                                       1,080,000
                                                                      ----------

             TOTAL INVESTMENTS
                     (Cost $10,112,944*)     98.97%                    7,068,810

             Other assets less liabilities    1.03%                       73,636
                                            ------                    ----------
             TOTAL NET ASSETS               100.00%                   $7,142,446
                                            ------                    ----------

           +   Non-income producing security.
           *   Federal Tax Information: At September 30, 2002, the net
               unrealized appreciation (depreciation) based on cost for Federal income tax purposes of $10,158,573 was as follows:
                    Aggregate gross unrealized appreciation for
                       all investments for which there was an excess
                       of value over cost                             $ 136,137
                    Aggregate gross unrealized depreciation for all
                       investments for which there was an excess of
                       cost over value                               (3,225,900)
                                                                    -----------
                    Net unrealized depreciation                     $(3,089,763)
                                                                    ===========






   The accompanying notes are an integral part of these financial statements.



                                DCM GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002


ASSETS:
        Investments in securities, at value
        (Cost $9,032,944) (Note 2)                                 $  5,988,810
        Short-Term Investment, at Cost (Note 2)                       1,080,000
        Cash                                                                429
        Receivable for Fund shares sold                                  67,500
        Dividends and interest receivable                                 5,725
        Due from advisor (Note 3)                                         4,016
        Prepaid expenses and other assets                                12,249
                                                                   ------------
                             Total Assets                             7,158,729
                                                                   ------------

LIABILITIES:
        Accrued Trustees' fees                                              433
        Accrued expenses and other liabilities                           15,850
                                                                   ------------
                Total Liabilities                                        16,283
                                                                   ------------

                Net Assets                                         $  7,142,446
                                                                   ============

NET ASSETS CONSIST OF:
        Additional paid in capital                                 $ 13,652,961
        Accumulated net investment loss                                (159,512)
        Accumulated net realized loss from
                security transactions                                (3,306,869)
        Net unrealized depreciation of investments                   (3,044,134)
                                                                   ------------
                                                                   $  7,142,446
                                                                   ============

        Net asset value and redemption price per share
        ($7,142,446/1,233,719 shares of capital
        stock outstanding)                                         $       5.79
                                                                   ============


   The accompanying notes are an integral part of these financial statements.


                                DCM GROWTH FUND
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
        Dividends                                                     $  67,263
        Interest                                                         26,292
                                                                      ---------
           Total investment income                                       93,555
                                                                      ---------

EXPENSES:
        Advisory fees (Note 3)                                           88,011
        Administration fees                                              49,039
        Transfer agent fees                                              20,367
        Legal fees                                                       14,293
        Audit fees                                                       14,169
        Custody fees                                                     11,325
        Printing expense                                                  7,856
        Trustees' fees                                                    7,410
        Registration fees                                                 4,061
        Insurance expense                                                 4,023
        Other expenses                                                    2,963
                                                                      ---------
           Total expenses                                               223,517
                                                                      ---------

        Less:
        Advisory fees waived and expenses reimbursed (Note 3)           (91,583)
                                                                      ---------
        Net expenses                                                    131,934
                                                                      ---------
        Net Investment loss                                             (38,379)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 2 AND 4):
        Net realized loss from security transactions                 (1,485,966)
        Net change in unrealized appreciation (depreciation)
           of investments                                               547,491
                                                                     ----------
        Net realized and unrealized loss on investments                (938,475)
                                                                     ----------
        Net decrease in net assets resulting
           from operations                                            $(976,854)
                                                                     ==========

   The accompanying notes are an integral part of these financial statements.


                                DCM GROWTH FUND
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                     FOR THE YEAR        FOR THE YEAR
                                                                         ENDED             ENDED
                                                                   SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                                                   ------------------  ------------------
FROM OPERATIONS:
Net investment loss                                                   $    (38,379)   $    (59,315)
Net realized loss from security transactions                            (1,485,966)     (1,462,813)
Net change in unrealized appreciation (depreciation) of investments        547,491      (2,545,483)
                                                                      ------------    ------------
Net decrease in net assets resulting from operations                      (976,854)     (4,067,611)
                                                                      ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
Shares sold                                                              1,626,865       1,668,109
Shares redeemed                                                         (1,177,645)       (794,587)
                                                                      ------------    ------------
Net increase in net assets from capital share transactions                 449,220         873,522
                                                                      ------------    ------------

Net decrease in net assets                                                (527,634)     (3,194,089)

NET ASSETS:
Beginning of Year                                                        7,670,080      10,864,169

END OF YEAR*                                                          $  7,142,446    $  7,670,080
                                                                      ============    ============
* Includes accumulated net investment loss of:                        $   (159,512)   $   (121,133)
                                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                                232,300         198,931
Shares redeemed                                                           (177,512)       (100,112)
                                                                      ------------    ------------
                                                                            54,788          98,819
                                                                      ============    ============

   The accompanying notes are an integral part of these financial statements.




                                DCM GROWTH FUND
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)







                                                  For the year     For the year     For the year
                                                     ended            ended            ended
                                                  September 30,    September 30,    September 30,
                                                     2002             2001              2000(1)
                                                     ----             ----              -------

Net asset value, beginning of year               $       6.51     $     10.06  $       10.00

Income gain (loss) from investment operations:
  Net investment loss (2)(3)                            (0.03)        (0.10)         (0.09)
  Net realized and unrealized gain (loss)
    from investment operations (2)                      (0.69)        (3.45)          0.15
Total from investment operations                        (0.72)        (3.55)          0.06

Net asset value, end of year                     $       5.79     $    6.51    $     10.06

Total return (4)                                       (11.06)%      (35.29)%         0.60%

Ratios/supplemental data:
Net assets end of year (000s)                    $      7,142     $   7,670    $    10,864
Ratio of expenses to average net
  assets, before waiver/reimbursement                    2.54%         2.22%          2.61%(5)
Ratio of net expenses to average net
  assets, after waiver/reimbursement                     1.50%         1.48%          1.50%(5)
Ratio of net investment loss to average
  net assets, before waiver/reimbursement               (1.48)%       (1.36)%        (1.95)%(5)
Ratio of net investment loss to average
  net assets, after waiver/reimbursement                (0.44)%       (0.62)%        (0.83)%(5)

Portfolio turnover rate                                 31.51%        40.14%         62.69%

(1) For the period from October 19, 1999 (commencement of operations) to September 30, 2000.
(2)  Per share amounts calculated using the monthly average shares method.
(3) For the years ended September 30, 2002 and 2001 and for the period ended September 30, 2000, the advisor voluntarily waived its fee and reimbursed other expenses. Had such actions not been undertaken, net investment loss per share would have been $(0.10), $(0.22) and $(0.21), respectively.
(4) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)  Annualized.

   The accompanying notes are an integral part of these financial statements.

                                DCM GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002





NOTE 1.  ORGANIZATION

The DCM Growth Fund (the "Fund"), is organized as a series of the DCM Series Trust (the "Trust") a Massachusetts business trust formed on August 5, 1999, and registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940 ("1940 Act"), as amended. The Fund commenced operations on October 19, 1999. The Fund's business and affairs are managed by its officers under the direction of its Board of Trustees. The Fund's investment objective is to seek long-term growth of capital.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION - Securities are valued as of the close each business day, at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value.
     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
     C. FEDERAL INCOME TAXES - The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
     D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
     E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Agreement") with Derby Capital Management, Inc. (the "Advisor"). Pursuant to the Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and furnishes office space and all necessary facilities, equipment and executive personnel necessary for managing the day-to-day operations of the Fund. For its services, the Advisor receives a fee, paid monthly, calculated at an annual rate of 1.00% of the Fund's average daily net assets.

The Advisor has voluntarily agreed to waive its advisory fee and reimburse other expenses to the extent the Fund's operating expenses exceed 1.50% (excluding distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) of the Fund's average daily net assets. For the year ended September 30, 2002, the Advisor waived fees amounting to $88,011 and reimbursed expenses amounting to $3,572.

The Trust has entered into an Administrative Service and Transfer Agency and Service Agreements ("Agreements") with Orbitex Fund Services, Inc. ("OFS"). Pursuant to the Agreements, OFS serves as Administrator, Transfer Agent and Dividend Disbursing and Fund Accounting agent to the Fund. For these services, the Fund pays OFS an annual fee, paid monthly, based on a percentage of the Fund's average daily net assets, subject to certain minimum requirements.

Effective April 1, 2002, the Distributor of the Trust is Orbitex Funds Distributor, Inc. ("OFD"). Prior to April 1, 2002, the Distributor of the Trust had been Amerimutual Fund Distributors, Inc. The Trust has adopted a
Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Distributor will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with distribution and sale of the Fund's shares. The Fund will pay the Distributor a fee calculated at an annual rate of ..25% of the Fund's average daily net assets. During the year ended September 30, 2002, the Plan was not in effect, hence the Fund did not accrue any fees.

NOTE 4.  INVESTMENT TRANSACTIONS

During the year ended September 30, 2002, purchases and sales of investment securities, excluding short-term securities, aggregated $2,717,282 and $2,220,151, respectively.

NOTE 5. CAPITAL LOSS CARRYFORWARDS

At September 30, 2002, the DCM Growth Fund had, for Federal income tax purposes, approximately the following capital loss carryforwards available to offset future capital gains expiring on September 30 of the years below:

                                  2008         2009          2010       Total
                                  ----         ----          ----       -----
Capital Loss Carryforward       $358,000    $1,463,000    $1,486,000  $3,307,000

To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

                          INDEPENDENT AUDITORS' REPORT





To the Board of Trustees and Shareholders
DCM Growth Fund
Newton, Massachusetts

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DCM Growth Fund (the "Fund") as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 2001, and the financial highlights for the year ended September 30, 2001 and for the period from October 19, 1999 (commencement of operations) to September 30, 2000 were audited by other auditors whose report dated October 26, 2001, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DCM Growth Fund as of September 30, 2002, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

RUSSELL, BRIER & CO.
Boston, Massachusetts
October 25, 2002

The Trustees and officers of the DCM Growth Fund are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 7 Wells Avenue, Newton, MA 02459.

                        Position, Term of
                        Office and Length of
                        Time Served with the
Name, Age and Address   DCM Series Trust        Principal Occupation(s) During
                                                Past 5 Years and Current
                                                Directorships

INTERESTED TRUSTEE
                              Term
                        Lifetime of Trust until
                         removal, resignation
                           or retirement

Jonathan Jay Derby (39) Co-Chairman, Vice-
                        President, Secretary    Vice-President and legal counsel
                        for and Treasurer       Derby and Company, Inc.
                           since 1999

Mark Alan Derby (42)    Co-Chairman,
                        President since 1999    Vice President of Derby and
                                                Company, Inc.



NON-INTERESTED TRUSTEES
                              Term
                        Lifetime of Trust until
                        removal, resignation
                        or retirement

Stuart N. Cole (41)     Trustee since 1999      Partner in the law firm of Barr
1172 Beacon Street                              & Cole, Chief Executive Officer
Newton, MA 02461                                of County Mortgage Trust,
                                                Partner and founder of H&S
                                                Investments, President of
                                                Washington Realty, Inc.

Stephen Dephoure (59)   Trustee since 1999      Trustee of the Fund, Principal
749 Charles River Street                        of Dephoure & Company
Needham, MA 02492

Scott Allen (41)        Trustee since 2002      Vice-President/General Manager
20 Third Avenue                                 Member of the Presidents of M.S.
Somerville, MA 02143                            Walker Co., Council for the
                                                Distilled Spirits Industry.

Neil Shalom (44)        Trustee since 2002      Partner in Equity Industrial
8 Sears Road                                    Partners Corp., President of
Brookline, MA 02445                             Newmarket Properties Ltd.


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                                DCM GROWTH FUND

                                   DIRECTORS
                                  Scott Allen
                                 Stuart N. Cole
                                Stephen Dephoure
                               Jonathan J. Derby
                                 Mark A. Derby
                                  Neil Shalom

                               INVESTMENT ADVISER
                         Derby Capital Management, Inc.
                                 7 Wells Avenue
                                Newton, MA 02459

                                 ADMINISTRATOR
                          Orbitex Fund Services, Inc.
                               150 Motor Parkway
                              Hauppauge, NY 11788

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinatti, OH 45201

                                 LEGAL COUNSEL
                             Choate, Hall & Stewart
                                 Exchange Place
                                53 State Street
                                Boston, MA 02109

                            INDEPENDENT ACCOUNTANTS
                              Russell, Brier & Co.
                               50 Congress Street
                                Boston, MA 02109

                                DCM Growth Fund
                           c/o Orbitex Data Services
                              Omaha, NE 68154-1952
                                www.dcmfunds.com

                                Member NASD/SIPC

                                Not FDIC Insured
                               No Bank Guarantee
                                 May Lose Value


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